                                                                    EXHIBIT 99.2

                          SECOND SUPPLEMENTAL INDENTURE
                                       AND
             AMENDMENT TO SERIES B AND SERIES C SENIOR SECURED NOTES

                  THIS SECOND SUPPLEMENTAL INDENTURE AND AMENDMENT TO SERIES B AND SERIES C SENIOR SECURED NOTES (the "SECOND SUPPLEMENTAL INDENTURE AND AMENDMENT TO NOTES"), dated as of January 30, 1998, is between LIGGETT GROUP INC., a Delaware corporation, EVE HOLDINGS INC., a Delaware corporation, and BANKERS TRUST COMPANY, a New York banking corporation organized under the laws of the State of New York, as Trustee under the Indenture, dated as of February 14, 1992, between the foregoing parties (as at any time amended or supplemented or otherwise modified, the "INDENTURE"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture.

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company has heretofore executed and delivered the Indenture providing for the issuance of the Series A Senior Secured Notes and the Series B Senior Secured Notes; and

                  WHEREAS, pursuant to Section 2 of the Registration Rights Agreement, all of the Series A Senior Secured Notes have heretofore been exchanged for Series B Senior Secured Notes; and

                  WHEREAS, the Indenture was amended by the First Supplemental Indenture (the "FIRST SUPPLEMENTAL INDENTURE") dated as of January 26, 1994, pursuant to which the Company issued the Variable Rate Series C Senior Secured Notes, which Series C Senior Secured Notes have the same terms (other than the rate of interest) and stated maturity as the Series B Senior Secured Notes; and

                  WHEREAS, as of the date hereof there are issued and outstanding under the Indenture $112,612,000 principal amount of the Series B Senior Secured Notes and $32,279,081 principal amount of the Series C Senior Secured Notes; and

                  WHEREAS, the Company desires to amend the Senior Secured Notes, the Indenture and the Security Agreement to, among other things, extend the date of the February 1, 1998 mandatory redemption of $37,500,000 aggregate principal amount of Senior Secured

Notes, required pursuant to paragraph 2(b)(ii) of the Senior Secured Notes (the "1998 MANDATORY REDEMPTION") to February 1, 1999; and

                  WHEREAS, in consideration of the extension of the 1998 Mandatory Redemption, Brooke Group Ltd. ("BGL"), a Delaware corporation, and BGLS Inc. ("BGLS"), a Delaware corporation, have agreed pursuant to the Commitment, Contribution and Subordination Agreement, dated as of January 30, 1998, executed by BGL, BGLS and Brooke (Overseas) Ltd. ("BOL") in favor of the Trustee and the Noteholders (the "COMMITMENT AGREEMENT") that, in the event the Company shall fail to pay the interest installments in full when due on the Senior Secured Notes on February 1, 1998 and August 1, 1998 (the "1998 INTEREST PAYMENTS"), BGL and BGLS shall, at their option, either (i) arrange for loans to be made to the Company and, if required by the lender thereof, guaranty the repayment of such loans or (ii) make loans to the Company, which loans shall constitute Subordinated Indebtedness, in either case, so as to permit the Company to make such 1998 Interest Payments in full (the "BGL/BGLS COMMITMENT"); and

                  WHEREAS, BGL and BGLS have agreed pursuant to the Commitment Agreement, that any right of repayment, reimbursement, contribution or subrogation of BGL or BGLS in connection with the BGL/BGLS Commitment, along with any right of repayment, reimbursement, contribution or subrogation of BGL or BGLS in connection with the guarantee of loans made in connection with the Company's payment of the August 1, 1997 interest installment, shall be subordinated in all respects to the prior repayment in full of all amounts outstanding in respect of the Senior Secured Notes (the "BGL/BGLS SUBORDINATION"); and

                  WHEREAS, in connection with the formation of a joint venture or other entity (the "NEW RUSSIAN ENTITY") to finance the construction of a new tobacco factory in Russia by Liggett-Ducat Limited, a Russian joint stock company ("LIGGETT-DUCAT"), and in consideration of the BGL/BGLS Commitment, the BGL/BGLS Subordination, the BOL Pledge Agreement (as defined below) and the Liggett-Ducat Recapitalization (as defined below), the Company has agreed, pursuant to the Commitment Agreement, to transfer on the Effective Date (as defined below) its approximately 19.97% ownership interest in, and options to acquire additional shares of, Capital Stock of Liggett-Ducat (the "LIGGETT-DUCAT SALE") to BOL and each of BOL, BGL and BGLS has agreed, pursuant to the Commitment Agreement, to cancel or convert to equity all Indebtedness of Liggett-Ducat owed to it (the "LIGGETT-DUCAT RECAPITALIZATION"); and

                  WHEREAS, BOL has agreed that, in consideration of the Collateral Agent's release at the written direction of the Requisite Holders (in the form of written consent to this Second Supplemental Indenture and Amendment to Notes), of its existing lien on the Company's interests in Liggett-Ducat, BOL will pledge to the Collateral Agent pursuant to the Pledge Agreement, dated January 30, 1998, executed by BOL in favor of the Collateral Agent (the "BOL

PLEDGE AGREEMENT"), sixteen percent (16%) of the fully diluted shares of the Capital Stock of Liggett-Ducat (the "LIGGETT-DUCAT SHARES"), after taking into account the Liggett-Ducat Recapitalization, to secure the Company's obligations under the Indenture; and

                  WHEREAS, BOL agrees that, upon the occurrence of an Event of Default under the Indenture, the Collateral Agent at the request of the Requisite Holders shall be entitled to direct the Pledgor to cause Liggett-Ducat or the New Russian Entity, as applicable, to register the Pledged Stock (as defined in the BOL Pledge Agreement) on the terms set forth in Appendix A to the BOL Pledge Agreement;

                  WHEREAS, Section 9.02 of the Indenture provides, among other things, that the Company, the Guarantors and the Trustee may modify and amend the Indenture with the consent of the Requisite Holders, which consent has been obtained; and

                  WHEREAS, the Company desires to execute this Second Supplemental Indenture and Amendment to Notes and hereby requests the Trustee and the Guarantors to join in this Second Supplemental Indenture and Amendment to Notes for the purpose of amending the Indenture as hereinafter provided; and

                  WHEREAS, all conditions and requirements under the Indenture and the TIA necessary to make this Second Supplemental Indenture and Amendment to Notes a legal, valid and binding instrument have been done, performed and fulfilled, and the execution and delivery of this Second Supplemental Indenture and Amendment to Notes has been in all respects duly authorized by the parties hereto;

                  NOW THEREFORE, THIS INDENTURE WITNESSETH:

                  That the Company, in consideration of the consent of the Requisite Holders referenced above and the premises set forth herein and for other valuable consideration, the receipt of which is hereby acknowledged, hereby covenants, declares and agrees with the Trustee and its successors in the trust under the Indenture as follows:

                                   ARTICLE ONE

                           AMENDMENTS TO THE INDENTURE

                  SECTION 1.01. Section 1.01 of the Indenture shall be amended by adding the following new definitions (to the extent not already included in Section 1.01 thereof) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in Section 1.01 thereof), as follows:

                  "Asset Sale" means any conveyance, transfer, lease or other disposition (including, without limitation, by way of merger, consolidation or sale and leaseback transaction), directly or indirectly, of any properties and assets of the Company or any Subsidiary other than in the ordinary course of business. For the purposes of this Indenture, the term "Asset Sale" shall not include (i) any conveyance, transfer, lease or other disposition (as aforesaid) of properties or assets of the Company or any Subsidiary that is governed by the provisions of Article 5, (ii) any conveyance, transfer, lease or other disposition (as aforesaid) of any Excluded Assets or (iii) the Liggett-Ducat Sale.

                  "BGL" means Brooke Group Ltd., a Delaware corporation.

                  "BGLS" means BGLS Inc., a Delaware corporation.

                  "BOL" means Brooke (Overseas) Ltd., a Delaware corporation.

                  "BOL Pledge Agreement" means the Pledge Agreement, dated January 30, 1998, executed by BOL in favor of the Collateral Agent, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

                  "Collateral" means, collectively, (i) the "Collateral" as such term is defined in the Security Agreement, (ii) the "Collateral" as such term is defined in the BOL Pledge Agreement and (iii) the Real Property and proceeds thereof that are from time to time subject to the Lien of the Mortgages.

                  "Commitment Agreement" means the Commitment, Contribution and Subordination Agreement, dated as of January 30, 1998, executed by BGL, BGLS and BOL in favor of the Trustee and the Noteholders.

                  "Excluded Subsidiary" means any Subsidiary which would (solely as the result of the ownership by a Person other than the Company or a Subsidiary of Voting Stock or other equity interest of such Subsidiary) be an Affiliate of the Company if the Company's direct or indirect ownership of Voting Stock or other equity interests in such Subsidiary were disregarded.

                  "Liggett-Ducat Sale" means the sale by the Company to BOL of its approximately 19.97% ownership interest in, and options to acquire additional shares of, Capital Stock of Liggett-Ducat in consideration of the execution and delivery of the Commitment Agreement and the BOL Pledge Agreement.

                  "Permitted Indebtedness" means, without duplication: (a) Indebtedness of the Company and its Subsidiaries outstanding on the Initial Issuance Date; (b) Indebtedness evidenced by the Senior Secured Notes and the Guarantees; (c) Indebtedness (including guarantees thereof by Subsidiaries) under the Working Capital Facility; (d) obligations under or pursuant to Raw Material Purchase Arrangements (including, without limitation, letters of credit required thereby); (e) intercompany debt obligations between or among the Company and the Subsidiaries; (f) unsecured Indebtedness of the Company, the proceeds of which are used by the Company to make the 1998 Interest Payments and which Indebtedness, if provided by BGL, BGLS, BOL or any of their Affiliates, other than the Company, is Subordinated Indebtedness; and (g) any renewals, extensions, substitutions, refundings, refinancings or replacements of any Indebtedness described in clauses (a) through (c) and (f) above so long as the aggregate principal amount does not exceed the principal amount of the Indebtedness so renewed, extended, substituted, refunded, refinanced or replaced.

                  "Restricted Investment" means any investment in any Person, whether by share purchase, capital contribution, loan, advance or otherwise, including any credit extension constituting Indebtedness of such Person or guarantee of Indebtedness of such Person, other than: (a) any such investments in Guarantors by the Company or any other Guarantor or by a Guarantor or any Subsidiary in the Company; (b) loans and advances to employees of the Company or any Subsidiary in the ordinary course of business for a proper corporate purpose; (c) any such investments with respect to hedging the Company's or any Subsidiary's exposure to foreign currency fluctuations; (d) any such investments in interest rate swaps, caps or collar agreements or similar arrangements between the Company or any Subsidiary and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies; and (e) Permitted Investments.

                  "Second Supplemental Indenture and Amendment to Notes" means the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, dated as of January 30, 1998 by and among the Company, the Guarantors and the Trustee.

                  "Security Documents" means, collectively, the Security Agreement, the Mortgages and the BOL Pledge Agreement.

                  "Subordinated Indebtedness" means unsecured Indebtedness (i) subordinated by its terms in right of payment to all series of Senior Secured Notes, (ii) having no principal payment with a stated maturity earlier than three months subsequent to the stated maturity of the Senior Secured Notes and
(iii) no payment in respect of interest on or principal of which shall be made so long as any Event of Default shall have occurred and be continuing;

                  SECTION 1.02. Section 4.03 of the Indenture is hereby amended in its entirety to read as follows:

                  SECTION 4.03. LIMITATIONS ON RESTRICTED PAYMENTS. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, (i) declare or pay any dividend on, or make any distribution on account of, any shares of Capital Stock of the Company (other than dividends and distributions payable in shares of Capital Stock of the Company or in rights, warrants or options to purchase Capital Stock of the Company), (ii) purchase, redeem or otherwise acquire or retire for consideration any shares of Capital Stock of the Company or any option, warrant or other right to acquire any such Capital Stock, (iii) make any payment of principal of, or redeem, repurchase, defease or otherwise acquire or retire for consideration any Subordinated Indebtedness of the Company,
                  (iv) make any Restricted Investments or (v) make any payment to BGLS, BGL or BOL in respect of any Indebtedness of the Company guaranteed by BGLS, BGL or BOL (such payments and any other actions described in clauses (i), (ii), (iii), (iv) and
                  (v) collectively, "Restricted Payments").

                  SECTION 1.03. Section 4.05 of the Indenture is hereby amended in its entirety to read as follows:

                  SECTION 4.05. LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of any

                  Indebtedness (including Acquired Indebtedness), other than Permitted Indebtedness or Subordinated Indebtedness.

                  SECTION 1.04. Section 4.06 of the Indenture is hereby amended in its entirety to read as follows:

                  SECTION 4.06. DISPOSITION OF PROCEEDS OF ASSET SALES. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, make any Asset Sale unless (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value (as determined by the Board of Directors whose good faith determination shall be conclusive and evidenced by a board resolution) of the assets subject to such Asset Sale and (ii) at least 90% of the consideration for any such Asset Sale consists of cash. The Net Cash Proceeds of and any instruments received in consideration of any Asset Sale shall be deposited with the Collateral Agent in accordance with Section 6.5 of the Security Agreement as additional Collateral to secure the Senior Secured Notes; provided that up to $2,000,000, cumulatively and in the aggregate, of such Net Cash Proceeds may be used by the Company in connection with the Capital Expenditures described on SCHEDULE I to the Second Supplemental Indenture and Amendment to Notes. All proceeds from Asset Sales shall remain subject to the applicable provisions of the applicable Security Documents and all sales and other dispositions of Collateral by or on behalf of or at the direction of the Collateral Agent, which sales or dispositions constitute an Asset Sale, shall be solely governed by the provisions of the Security Documents.

                  SECTION 1.05. Section 4.09 of the Indenture is hereby amended in its entirety to read as follows:

                  SECTION 4.09. LIMITATION ON TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not permit, cause or suffer any Subsidiary to, make any loans, advances or investments to or in any Affiliate of the Company (other than a Subsidiary) or enter into or materially amend (it being understood that the mere renewal or extension of an agreement is not a material amendment) any agreement relating to the sale, purchase, lease, transfer, or other disposition of any assets, property or services from or to any Affiliate of the Company (other than a Subsidiary which is not an Excluded Subsidiary); provided that the foregoing restrictions shall not apply to any of the following transactions:

                                (i)  The Liggett-Ducat Sale;

                                (ii) The BGL/BGLS Commitment or any other loans,
                  guarantees or other credit support provided by Affiliates of the Company to the Company; provided that any such loans shall constitute Subordinated Indebtedness and that any right of repayment, reimbursement, contribution or subrogation of any such Affiliate of the Company in connection with such guarantees or credit support shall be subordinated in all respects to the repayment of the Senior Secured Notes;

                               (iii) Any investment by any Affiliate of the
                  Company in Capital Stock of the Company;

                                (iv) The Corporate Services Agreement, dated as
                  of June 29, 1990, by and between the Company (formerly Liggett & Myers Tobacco Company) and Brooke Group Ltd. (formerly Liggett Group Inc.); the Corporate Services Agreement, dated as of June 29, 1990, by and between Brooke Group Ltd. (formerly Liggett Group Inc.) and the Company (formerly Liggett & Myers Tobacco Company); the Corporate Services Agreement, dated as of October 1, 1991, by and between the Company and Impel Marketing Inc.; the Services Agreement, dated as of February 26, 1991, by and between Brooke Management Inc. and the Company; the Agreement, dated June 29, 1990, by and among Brooke Group Ltd. (formerly Liggett Group Inc.) and the Company (formerly Liggett & Myers Tobacco Company), Eve Holdings Inc., Harrington Holdings Inc., Impel Marketing Inc., Chesterfield Assets Inc. and BGI Subsidiary Corp; the Corporate Services Agreement, dated as of January 1, 1992, by and between BGLS Inc. and the Company; the Agreement, dated as of October 27, 1986, by and between Brooke Group Ltd. (formerly Liggett Group Inc.), L Holdings Inc. and BGLS (formerly B.S. LeBow, Inc.); and the Agreement, dated as of February 4, 1991, by and between the Company and NETC/QMC Partnership (in each case as such agreements are in effect as of the Initial Issuance Date and as they may be further amended or modified from time to time; PROVIDED that either (A) such further amendments or modifications are for the purpose of extending or renewing the term of any such agreement on substantially similar terms, with reasonable adjustments to account for inflation on a basis consistent with past practice or (B) such amendments otherwise comply with the provisions of this Section 4.09; PROVIDED, FURTHER, that (a) payments by the Company otherwise permitted under this clause (iv) shall not exceed $3,600,000 cumulatively and in the aggregate during any calendar year, commencing January 1, 1998 and (b) in no event shall any salary be paid by the Company to Bennett S. LeBow subsequent to January 1, 1998;

                                 (v) Any amendment or modification of the
                  Working Capital Facility to the extent such amendment or modification provides for the release and termination of any guarantee of, or the release of any security interest in collateral securing, the Working Capital Facility, in each case as provided by any direct or indirect parent of the Company on or prior to the Initial Issuance Date;

                                (vi) The payment in respect of pension funding
                  requirements relating to certain noncontributory defined benefit retirement plans sponsored by the Company or an Affiliate of the Company in which employees or leased employees of the Company are then actively participating and accruing benefits consistent with past practice;

                               (vii) The lease by the Company from BGLS of a
                  G.D. X2 NV Packing Machine for consideration not to exceed $50,000 per month; and

                              (viii) The license by the Company to Liggett-Ducat
                  of the right to use the brand name "Taste of America" within Russia and within the former CIS countries; provided that such license is on terms no less favorable to the Company than could be obtained in an arms-length transaction.

                  SECTION 1.06. Section 4.17 of the Indenture is hereby amended in its entirety to read as follows:

                  SECTION 4.17. LIMITATION ON SALE AND LEASEBACK TRANSACTIONS. The Company shall not and shall not permit any Subsidiary to, enter into any arrangement with any Person (other than the Company or any Subsidiary) providing for the leasing by the Company or any Subsidiary of any real or personal property (including Collateral) for a term in excess of three years, which property has been or is to be sold or transferred by the Company or any Subsidiary to such Person in contemplation of such leasing, except for sale and leaseback arrangements in effect on January 30, 1998.

                  SECTION 1.07. The first sentence of paragraph 2(b) of each of Exhibit A and Exhibit B to the Indenture and Exhibit A to the First Supplemental Indenture is hereby amended to read as follows:

                  The Company will redeem $7,500,000 aggregate principal amount of Senior Secured Notes on February 1 in each of the years 1993 through 1997, in each case at a redemption price of 100% of the aggregate principal amount thereof, plus accrued interest to the redemption date (subject to the provisions of paragraph 2(c) hereof).

                                   ARTICLE TWO

          AMENDMENTS TO THE SERIES B AND SERIES C SENIOR SECURED NOTES

                  SECTION 2.01. The first sentence of paragraph 2(b) of each Senior Secured Note is hereby amended to read as follows:

                  The Company will redeem $7,500,000 aggregate principal amount of Senior Secured Notes on February 1 in each of the years 1993 through 1997, in each case at a redemption price of 100% of the aggregate principal amount thereof, plus accrued interest to the redemption date (subject to the provisions of paragraph 2(c) hereof).

                                  ARTICLE THREE

                                  EFFECTIVENESS

                  SECTION 3.01. The amendments set forth herein shall become effective (the "EFFECTIVE DATE") upon the Trustee's receipt of each of the following by February 2, 1998:

                  (a) fully executed originals of each of this Second Supplemental Indenture and Amendment to Notes, Amendment No. 2 to Security Agreement, dated as of January 30, 1998, by and between the Company, the Guarantors and the Collateral Agent, the BOL Pledge Agreement, the Commitment Agreement and the BGL Registration Rights Agreement (as defined below), as well as any Board Resolutions, Officers' Certificates or Opinions of Counsel reasonably requested by the Trustee pursuant to the Indenture, the TIA, the Security Agreement, or otherwise;

                  (b) the February 1, 1998 interest installment in the amount of $9,662,749.25 payable on the Senior Secured Notes, in immediately available funds;

                  (c) written notice from the Company of the contemporaneous consummation of the Liggett-Ducat Sale on the terms described in the Recitals hereto;

                  (d) written notice from the Company, acknowledged by special counsel to the Noteholder Committee, of the Company's payment in full of all unpaid reasonable fees and disbursements of special counsel to the Noteholder Committee, such fees and disbursements not to exceed $250,000, which amount includes the approximately $150,000 already paid to such special counsel by the Company;

                  (e) written notice of the Company's payment in full of all unpaid reasonable fees and disbursements of counsel to the Trustee incurred prior to February 1, 1998, such fees and disbursements not to exceed $75,000, such payment acknowledged by telephone by White & Case;

                  (f) consents of the Requisite Holders, executed in a form reasonably acceptable to the Trustee; and

                  (g) an opinion of outside counsel to the Company, satisfactory in form and substance to the Trustee.


                  SECTION 3.02. Notwithstanding the conditions set forth in
Section 3.01 having been satisfied, the amendments set forth in Section 1.07 and Article Two hereof shall cease to be effective upon the failure of the Company to pay either of the 1998 Interest Payments in full, as and when due (taking into account any applicable grace period) and the Company's obligation under paragraph 2(b) of each Senior Secured Note to have redeemed $37,500,000 in aggregate principal amount of Senior Secured Notes by February 1, 1998 shall thereupon be automatically reinstated.

                                  ARTICLE FOUR

                                EFFECTIVENESS FEE

                  SECTION 4.01. On the Effective Date (or as soon thereafter as any necessary governmental consents or filings are obtained or made), the Company shall (i) distribute to each Person that shall have complied with the provisions of Section 5.01 hereof and was on January 15, 1998 a Holder of Series B Senior Secured Notes (or pending such Holder's compliance with Section 5.01, shall reserve for distribution to such Holders and deposit with the Trustee) a number of shares of common stock of BGL (rounded up to the nearest whole number of shares) equal to the product of 375,373 shares multiplied by a fraction the numerator of which is the aggregate principal amount of Series B Senior Secured Notes held by such Holder on January 15, 1998 and the denominator of which is the aggregate principal amount of Series B Senior Secured Notes outstanding on January 15, 1998 and (ii) distribute to each Person that shall have complied with the provisions of Section 5.01 hereof and was on January 15, 1998 a Holder of Series C Senior Secured Notes (or pending such Holder's compliance with
Section 5.01, shall reserve for distribution to such Holder and deposit with the Trustee), a number of shares of common stock of BGL (rounded up to the nearest whole number of shares) equal to the product of 107,597 shares multiplied by a fraction the numerator of which is the aggregate principal amount of Series C Senior Secured Notes held by such Holder on January 15, 1998 and the denominator of which is the aggregate principal amount of Series C Senior Secured Notes outstanding on January 15, 1998. Any BGL shares required to be issued to any such Holder by the preceding sentence (the "BGL SHARES") shall be issued to such Holder irrespective of whether such Holder shall have delivered a consent to this Second Supplemental Indenture and Amendment to Notes. The Requisite Holders and any other Noteholder that agrees to be bound by the Registration Rights Agreement executed by BGL substantially in the form attached as Exhibit A hereto (the "BGL REGISTRATION RIGHTS AGREEMENT") shall receive registration rights with respect to the BGL Shares on the terms set forth in the BGL Registration Rights Agreement. Any BGL Shares reserved for distribution with the Trustee shall be held by the Trustee in trust for the benefit of the affected Noteholder pending such Noteholder's compliance with Section 5.01. Notwithstanding the foregoing, for the purpose of determining the Persons entitled to receive BGL Shares, Notes held by the Company or its Affiliates shall not be deemed "outstanding", and accordingly, BGL Shares shall not be issued in respect of any Senior Secured Notes held by the Company or its Affiliates. The Trustee makes no representation with respect to, and shall have no liability in connection with, the validity, value or enforceability of the Effectiveness Fee.

                                  ARTICLE FIVE

                                NOTATION OF NOTES



                  SECTION 5.01. Pursuant to Section 9.05 of the Indenture, as a precondition to the payment of the effectiveness fee referenced in Section 4.01, the Trustee shall request each of the Noteholders to deliver its Senior Secured Notes to the Trustee for notation by the Trustee as follows:

                  THIS SECURITY HAS BEEN MODIFIED, INCLUDING THE EXTENSION OF THE FEBRUARY 1, 1998 MANDATORY REDEMPTION OF SENIOR SECURED NOTES TO FEBRUARY 1, 1999, BY THE TERMS AND CONDITIONS OF THE SECOND SUPPLEMENTAL INDENTURE AND AMENDMENT TO SERIES B AND SERIES C SENIOR SECURED NOTES DATED AS OF JANUARY 30, 1998.

                                   ARTICLE SIX

                                  MISCELLANEOUS

                  SECTION 6.01. Except as otherwise provided herein, the Indenture, the Guarantee and the Senior Secured Notes shall remain unchanged and in full force and effect.

                  SECTION 6.02. The parties may sign any number of copies of this Second Supplemental Indenture and Amendment to Notes. This Second Supplemental Indenture and Amendment to Notes may be executed in two or more counterparts, each of which shall be an original, but all of them together represent the same agreement.

                  SECTION 6.03. The laws of the State of New York shall govern this Second Supplemental Indenture and Amendment to Notes without regard to principles of conflicts of law. The Company, the Guarantors and the Noteholders agree to submit to the jurisdiction of the state and federal courts located in the Borough of Manhattan of the State of New York in any action or proceeding arising out of or relating to this Second Supplemental Indenture and Amendment to Notes.

                  SECTION 6.04. In case any provision of this Second Supplemental Indenture and Amendment to Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 6.05. The captions of this Second Supplemental Indenture and Amendment to Notes are for convenience only and shall not affect the construction hereof.

                  SECTION 6.06. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

                  SECTION 6.07. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture and Amendment to Notes or the consents of the Holders thereto.

                  SECTION 6.08. All agreements of the Company and the Guarantors in this Second Supplemental Indenture and Amendment to Notes shall bind their respective successors. All agreements of the Trustee in this Second Supplemental Indenture and Amendment to Notes shall bind its successors.

                  IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture and Amendment to Notes to be duly executed all as of the date first written above.

                                       LIGGETT GROUP INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       EVE HOLDINGS INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

ACKNOWLEDGED, AGREED AND CONSENTED TO:

BROOKE GROUP LTD.

By:
   ----------------------------------
   Name:
   Title:


BGLS INC.


By:
   ----------------------------------
   Name:
   Title:


BROOKE (OVERSEAS) LTD.


By:
   ----------------------------------
   Name:
   Title: